                                                                   EXHIBIT 10.29


                AMENDMENT AND WAIVER NO. 3 TO THE LOAN DOCUMENTS


          AMENDMENT AND WAIVER dated as of June 29, 1998 to (a) the Second Amended and Restated Credit Agreement dated as of October 28, 1997 (as amended by Letter Amendment No. 1 dated as of November 18, 1997, the "CREDIT AGREEMENT") among FCN Holding, Inc., a Delaware corporation ("FCN HOLDING"), International Family Entertainment, Inc., a Delaware corporation ("IFE"), Saban Entertainment, Inc., a Delaware corporation (together with FCN Holding and IFE, the "EXISTING BORROWERS"), Fox Kids Holdings, LLC, a Delaware limited liability company ("HOLDINGS"), as Guarantor, the banks, financial institutions and other institutional lenders (collectively, the "LENDERS") parties to the Credit Agreement referred to below, Citicorp USA, Inc., as administrative agent (the "ADMINISTRATIVE AGENT") for such Lenders and the other Secured Parties referred to therein, and Citicorp Securities, Inc., Chase Securities, Inc. and BankBoston, N.A., as Co-Arrangers for the Facilities referred to therein, (b) the Fox Kids Guarantee dated as of October 28, 1997 (as amended by Letter Amendment No. 2 dated as of April 16, 1998, the "FOX KIDS GUARANTEE") made by Fox Family Worldwide, Inc. (formerly known as Fox Kids Worldwide, Inc.), a Delaware corporation and the owner of all of the member interests in Holdings ("FOX KIDS"), in favor of the Secured Parties referred to therein and (c) the other Loan Documents referred to therein. Capitalized terms not otherwise defined in this Amendment and Waiver have the same meanings as specified therefor in the Credit Agreement.

                             PRELIMINARY STATEMENTS

          (1) The Existing Borrowers, Holdings and Fox Kids have requested that the Lenders agree to amend and otherwise modify the Credit Agreement and the Fox Kids Guarantee in order to:

          (a) (i) waive any and all of the Defaults and Events of Default under
     Section 7.01(c) of the Credit Agreement that have occurred and are continuing as a result of the failure of Holdings to comply with the requirements of Section 5.02(j) of the Credit Agreement prior to the date of this Amendment and Waiver in connection with the creation and incorporation of two new direct Subsidiaries of Holdings, Fox Family Properties, Inc., a Delaware corporation ("FOX PROPERTIES"), and Fox Family Management, LLC, a Delaware limited liability company ("FOX MANAGEMENT"), and (ii) permit both Fox Properties and Fox Management to be and become "Borrowers" under the Loan Documents on and after the Amendment No. 3 Effective Date (as hereinafter defined) having all of the rights and Obligations of the Existing Borrowers under and in respect of the Loan Documents (including, without limitation, all of the Obligations under Article VI of the Credit Agreement);

          (b) waive any and all of the Defaults and Events of Default under
     Section 7.01(c) of the Credit Agreement that have occurred and are continuing as a result of the pledge by Fox Kids of the 58,000 Class A Shares (the "CINE-GROUP SHARES") of Distribution Internationale Cine-Groupe J.P. Inc., a corporation organized under the laws of Quebec, Canada, acquired thereby as security for the loan (the "A FAIRE LOAN") in the aggregate amount of three million Canadian dollars (C$3,000,000) that was made to Fox Kids by A Faire Aujourd'hui Inc., a corporation organized under the laws of Canada ("A FAIRE"), under a loan agreement dated as of June 23, 1998 (the "A FAIRE LOAN AGREEMENT");

          (c) waive any and all of the Defaults and Events of Default under
     Section 7.01(c) of the Credit Agreement that have occurred and are continuing as a result of the sale (the "CAROLINA OPRY SALE") by Calvin Gilmore Productions, Inc., a Delaware corporation and a Subsidiary of IFE ("CGP"), of the Carolina Opry Theater to Gilmore Entertainment Group, LLC in consideration for the cancellation of the Indebtedness owing by IFE and Gilmore Acquisition Corp., a Delaware corporation and a wholly owned Subsidiary of IFE ("GAC"), to Mr. Calvin Gilmore in an aggregate principal amount of $6,700,000 (as evidenced by the promissory notes dated December 12, 1993);

          (d) permit CGP to sell the Legends Theater and the lease of the Eddie Miles Theater (collectively, the "THEATERS DISPOSITIONS") to On Stage Entertainment, Inc., a Nevada corporation ("OSE"), in consideration for shares of common stock ("OSE SHARES") of OSE having a Fair Market Value of approximately $1,000,000 and approximately $750,000 in cash, with the cash portion of the aggregate consideration for the Theaters Dispositions being used by CGP promptly following its receipt thereof to purchase additional OSE Shares;

          (e) permit CGP to pledge (the "OSE SHARES PLEDGE") not more than 66% of the OSE Shares acquired thereby as part of the Theaters Dispositions to OSE as security for the indemnification obligations of CGP set forth in
     Section 9.1 of the Theaters Disposition Sale Agreement dated as of June 30, 1998 (the "THEATERS DISPOSITION SALE AGREEMENT") by and among OSE, the other buyers referred to therein and CGP, which pledge will automatically be released and terminated no later than May 31, 2000 if no claims for payment under such Section 9.1 have been made prior to such time; and

          (f) permit Fox Kids to amend its Corrected Restated Certificate of Incorporation (the "FOX KIDS CHARTER AMENDMENT") in order to reduce the number of authorized shares of certain classes of its capital stock.

The creation of Fox Properties and Fox Management and the issuance of all of the outstanding Equity Interests therein to Holdings and the execution and delivery of all of the applicable Loan Documents by Fox Properties and Fox Management are hereinafter collectively referred to as the "PROPERTIES/MANAGEMENT TRANSACTIONS". The acquisition by Fox Kids of the Cine-Groupe Shares and the entering into by Fox Kids of the related put and sale and other equity rights documentation and the entering into by Fox Kids of the A Faire Loan Agreement and related loan and collateral documentation are hereinafter collectively referred to as the "CINE-GROUPE TRANSACTIONS". The Carolina Opry Sale, the Theaters Dispositions and the OSE Shares Pledge are hereinafter collectively referred to as the "GILMORE TRANSACTIONS". The Properties/Management Transactions, the Cine-Groupe Transactions, the Gilmore Transactions and the adoption and filing of the Fox Kids Charter Amendment are hereinafter collectively referred to as the "AMENDMENT NO. 3 TRANSACTIONS".

          (2) The Lenders have indicated their willingness to agree to amend the Credit Agreement and the other Loan Documents in order, among other things, to permit the Amendment No. 3 Transactions on terms and subject to the satisfaction of the conditions set forth herein.

          SECTION 1.  Amendments to Certain Provisions of the Credit Agreement.
                      --------------------------------------------------------
The Credit Agreement is, upon the occurrence of the Amendment No. 3 Effective Date, hereby amended to read as follows:

          (a) The recital of parties to the Credit Agreement is hereby amended to delete the phrase "together with FCN Holding and IFE," in the fourth line thereof and to substitute therefor the new phrase "together with FCN Holding, IFE, Fox Management and Fox Properties (both as hereinafter defined),".

          (b) The definition of "Appropriate Borrowers" set forth in Section
     1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               ""APPROPRIATE BORROWERS" means (a) with respect to the Revolving Credit Facility, FCN Holding, IFE, Saban, Fox Management and Fox Properties and (b) with respect to the Term Facility, IFE.".

          (c) The definition of "Appropriate Borrower's Account" set forth in
     Section 1.01 of the Credit Agreement is hereby amended (i) to delete the word "and" in the fifth line thereof and (ii) to delete the language "or
     (d)" in the eighth line thereof and to substitute therefor the following new language:

          "(d) with respect to Fox Management, the account of Fox Management maintained thereby with Imperial Bank at its office at 9777 Wilshire
          Boulevard, Beverly Hills, California 90212, ABA#         , Account No.
                  , and (e) with respect to Fox Properties, the account of Fox Properties maintained thereby with Imperial Bank at its office at 9777
          Wilshire Boulevard, Beverly Hills, California 90212, ABA#         ,
          Account No.         , or (f)".

          (d) The definition of "Related Documents" set forth in Section 1.01 of the Credit Agreement is hereby amended (i) to delete the word "and" after the phrase "NAHI Subordinated Notes Documents" in the third line thereof and to substitute therefor the punctuation "," and (ii) to add after the phrase "to the Refinancing" at the end of such definition the new phrase ", the A Faire Loan Agreement, the A Faire Pledge Agreement, the Theaters Disposition Sale Agreement, the Theaters Disposition Pledge Agreement and each of the other instruments, agreements or documents (other than correspondence) setting forth the terms of the Cine-Groupe Transactions or the Gilmore Transactions.".

          (e) Section 1.01 of the Credit Agreement is hereby further amended to add the following new definitions:

               ""A FAIRE LOAN" means the loan made to Fox Kids by A Faire Aujourd'hui Inc. in the aggregate principal amount of three million Canadian dollars (C$3,000,000) under the A Faire Loan Agreement.

               "A FAIRE LOAN AGREEMENT" means the Loan Agreement dated as of June 23, 1998 between Fox Kids and A Faire Aujourd'hui Inc., as such agreement may be amended, supplemented or otherwise modified from time to time after the Amendment No. 3 Effective Date in accordance with the terms thereof, but to the extent permitted under the terms of the Loan Documents.

               "A FAIRE PLEDGE AGREEMENT" means the Pledge Agreement dated as of June 23, 1998 made by Fox Kids in favor of A Faire Aujourd'hui Inc., as secured party thereunder, as such agreement may be amended, supplemented or otherwise modified from time to time after the Amendment No. 3 Effective Date in accordance with the terms thereof, but to the extent permitted under the terms of the Loan Documents.

               "AMENDMENT AND WAIVER NO. 3" means Amendment and Waiver No. 3 dated as of June 29, 1998 to the Loan Documents.

               "AMENDMENT NO. 3 EFFECTIVE DATE" means the first date on which all of the conditions precedent to the effectiveness of Amendment and Waiver No. 3 were satisfied.

               "CGP" means Calvin Gilmore Productions, Inc., a Delaware corporation and, on and after the Amendment No. 3 Effective Date, a wholly owned Subsidiary of IFE.

               "CINE-GROUPE SHARES" means the 58,000 Class A Shares of Distribution Internationale Cine-Groupe J.P., Inc., a corporation organized under the laws of Quebec, Canada, acquired by Fox Kids in the Cine-Groupe Transactions.

               "CINE-GROUPE TRANSACTIONS" has the meaning specified in the Preliminary Statement (1) to Amendment and Waiver No. 3.

               "FOX MANAGEMENT" means Fox Family Management, LLC, a Delaware limited liability company and a direct wholly owned Subsidiary of Holdings.

               "FOX PROPERTIES" means Fox Family Properties, Inc., a Delaware corporation and a direct wholly owned Subsidiary of Holdings.

               "GILMORE TRANSACTIONS" has the meaning specified in Preliminary Statement (1) to Amendment and Waiver No. 3.

               "OSE" means On Stage Entertainment, Inc., a Nevada corporation.

               "OSE SHARES" means the common stock of On Stage Entertainment, Inc., a Nevada corporation, received or acquired by CGP as part of the Gilmore Transactions.

               "THEATERS DISPOSITION PLEDGE AGREEMENT" means the Pledge Agreement dated as of June 30, 1998 made by CGP in favor of OSE, as such agreement may be amended, supplemented or otherwise modified from time to time after the Amendment No. 3 Effective Date in accordance with the terms thereof, but to the extent permitted under the terms of the Loan Documents.

               "THEATERS DISPOSITION SALE AGREEMENT" means the Asset Purchase Agreement dated as of June 30, 1998 by and among On Stage Theaters Surfside Beach Inc., On Stage Theaters North Myrtle Beach Inc. and On Stage Entertainment, Inc., each a Nevada corporation, and CGP, as such agreement may be amended, supplemented or otherwise modified from time to time after the Amendment No. 3 Effective Date in accordance with the terms thereof, but to the extent permitted under the terms of the Loan Documents."

          (f) Section 5.02(a) of the Credit Agreement is hereby amended (i) to delete the word "and" at the end of subclause (ii)(M) thereof, (ii) to delete the punctuation "." at the end of subclause (ii)(N) thereof and substitute therefor the phrase "; and" and (iii) to add the following new subclause (ii)(O) thereof:

               "(O) Liens on not more than 66% of the OSE Shares received by CGP as part of (or in connection with) the Theaters Dispositions, any substitutions and replacements thereof, any dividends and other distributions thereon and any proceeds therefrom, in favor of OSE as collateral solely for the indemnification obligations of CGP set forth in Section 9.1 of the Theaters Disposition Sale Agreement, until the earlier of (1) the first date on which the lien and security interest of OSE in such OSE Shares is released or terminated and (2) May 31, 2000."

          (g) Section 5.02(d) of the Credit Agreement is hereby amended (i) to delete the word "and" at the end of clause (viii) thereof, (ii) to delete the punctuation "." at the end of clause (ix) thereof and to substitute therefor the new language "; and" and (iii) to add the following new clause
     (x) thereof:

               "(x) CGP shall sell, transfer or otherwise dispose of all of the OSE Shares owned or otherwise held thereby no later than June 15, 2000 for cash consideration at least equal to the Fair Market Value of OSE Shares and shall apply the Net Cash Proceeds therefrom on the date of receipt thereof by CGP to reduce the Commitments in accordance with, and to the extent required under, Section 2.04(b)(iv) and to prepay the Advances outstanding at such time in accordance with, and to the extent required under, Section 2.05(b)."

          (h) Section 5.02(g) of the Credit Agreement is hereby amended (i) to delete the word "and" at the end of subclause (i)(D) thereof, (ii) to add the word and after the punctuation ";" at the end of subclause (i)(E) thereof and (iii) to add the following new subclause (i)(F) thereof:

               "(F) the prepayment of advances outstanding under the Credit Agreement dated as of January 5, 1995, as amended, between CGP and The Bank of Boston and described on Schedule 4.01(jj) hereto in an aggregate amount not to exceed $5,250,000";

          (i) Section 5.03(c)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(ii) unaudited Consolidated balance sheets of each of FCN Holding and its Subsidiaries, Saban and its Subsidiaries, IFE and its Subsidiaries, Fox Management and its Subsidiaries and Fox Properties and its Subsidiaries as of the end of such Fiscal Year and unaudited Consolidated statements of operations, stockholders' equity and cash flows of each of FCN Holding and its Subsidiaries, Saban and its Subsidiaries, IFE and its Subsidiaries, Fox Management and its Subsidiaries and Fox Properties and its Subsidiaries for such Fiscal Year, in each case under this Section 5.03(c)".

          (j) Section 5.03(d)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "(ii) in the case of any such financial statements delivered to the Lenders pursuant to Section 5.03(c)(ii), duly certifying that the Consolidated financial statements delivered with such certificate fairly present the Consolidated financial condition of FCN Holding and its Subsidiaries, Saban and its Subsidiaries, IFE and its Subsidiaries, Fox Management and its Subsidiaries or Fox Properties and its Subsidiaries, as appropriate, as of the last day of such Fiscal Year and the Consolidated results of operations and cash flows of FCN Holding and its Subsidiaries, Saban and its Subsidiaries, IFE and its Subsidiaries, Fox Management and its Subsidiaries or Fox Properties and its Subsidiaries, as appropriate, for the Fiscal Year ended on such date";

          SECTION 2.  Amendments to Certain Provisions of the Fox Kids
                      ------------------------------------------------
Guarantee. The Fox Kids Guarantee is, upon the occurrence of the Amendment No. 3 Effective Date, hereby amended to read as follows:

          (a) Section 8(a) of the Fox Kids Guarantee is hereby amended (i) to delete the word "and" at the end of clause (ii) thereof, (ii) to delete the punctuation "." at the end of clause (iii) thereof and to substitute therefor the phrase "; and" and (iii) to add the following new subsection
     (iv) thereof:

               "(iv) Liens created under the A Faire Loan Pledge Agreement solely on the Cine-Groupe Shares, any substitutions and replacement thereof, any dividends and other distributions thereon and any proceeds therefrom".

          (b) Section 8(f) of the Fox Kids Guarantee is hereby amended to delete clause (i) thereof in its entirety and to substitute therefor the following new clause (i) thereof:

          "(i) amend its Corrected Restated Certificate of Incorporation (A) to include certificates of designation for one or more series of preferred stock thereof that, in each case, will qualify as Permitted Preferred Stock, (B) to reduce or to increase the number of authorized shares of any class of its common stock and (C) to reduce the number of authorized shares of any class or series of its Preferred Stock, in each case under subclauses (i)(B) and (i)(C) of this Section 8(f), in such a manner as, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect or to adversely affect the Administrative Agent or the Lenders in any manner, and".

          SECTION 3.  Amendments to Certain Provisions of the Pledge and
                      --------------------------------------------------
Assignment Agreement. The Pledge and Assignment Agreement is, upon the
--------------------
occurrence of the Amendment No. 3 Effective Date, hereby amended to read as follows:

          (a) Preliminary Statement (6) to the Pledge and Assignment Agreement is hereby amended to delete the first sentence thereof in its entirety and to substitute therefor the following new sentence:

          "(a) FCN Holding has opened a non-interest bearing cash collateral account (the "FCN HOLDING CASH COLLATERAL ACCOUNT") with Citibank at its offices at 399 Park Avenue, New York, New York 10043, Account No.
                   , (b) IFE has opened a non-interest bearing cash collateral account (the "IFE CASH COLLATERAL ACCOUNT") with Citibank at its offices at 399 Park Avenue, New York, New York 10043, Account No.
                   , (c) Saban has opened a non-interest bearing cash collateral account (the "SABAN CASH COLLATERAL ACCOUNT") with Citibank at its offices at 399 Park Avenue, New York, New York 10043, Account No.
                   , (d) Fox Management has opened a non-interest bearing cash collateral account (the "FOX MANAGEMENT CASH COLLATERAL ACCOUNT") with Citibank at its offices at 399 Park Avenue, New York, New York 10043,
          Account No.          , and (e) Fox Properties has opened a non-
          interest bearing cash collateral account (the "FOX PROPERTIES CASH COLLATERAL ACCOUNT" and, together with the FCN Holding Cash Collateral Account, the IFE Cash Collateral Account, the Saban Cash Collateral Account and the Fox Management Cash Collateral Account, the "CASH COLLATERAL ACCOUNTS") with Citibank at its offices at 399 Park Avenue,
          New York, New York 10043, Account No.          ".

          (b) Section 1(b) of the Pledge and Assignment Agreement is hereby amended (i) to add the following new clauses (iv) and (v) immediately following the existing clause (iii) thereof:

               "(iv) in the case of Fox Management, the Fox Management Cash Collateral Account, all of the funds held therein and all of the certificates and instruments, if any, from time to time representing or evidencing the Fox Management Cash Collateral Account;

               (v) in the case of Fox Properties, the Fox Properties Cash Collateral Account, all of the funds held therein and all of the certificates and instruments, if any, from time to time representing or evidencing the Fox Properties Cash Collateral Account;"

     and (ii) to renumber the existing clauses (iv), (v) and (vi) of such
     Section 1(c) as clauses (vi), (vii) and (viii), respectively.

          SECTION 4.  Waiver to Certain Provisions of the Credit Agreement.  (a)
                      ----------------------------------------------------
All of the Defaults and Events of Default under Section 7.01(c) of the Credit Agreement that have occurred and are continuing as a result of the failure of Holdings to comply with the requirements of Section 5.02(j) of the Credit Agreement in connection with the creation and incorporation of Fox Management and Fox Properties are, on and as of the Amendment No. 3 Effective Date, hereby waived by the Lenders.

          (b) Each of the Lenders hereby agrees to waive, on and as of the Amendment No. 3 Effective Date but solely in connection with each of the Carolina Opry Sale and the Theaters Dispositions, the requirements of Section 5.02(d)(vii)(2) of the Credit Agreement that CGP have received or receive at least 90% of the value of the consideration from each of the Carolina Opry Sale and the Theaters Dispositions in cash and Section 2.04(b)(iv) of the Credit Agreement that the Facilities be automatically and permanently reduced by the amount of the Net Cash Proceeds from the Theaters Dispositions on the date of the receipt thereof by CGP; provided that:

          (i) all of the Indebtedness of IFE and GAC owing to Mr. Calvin Gilmore on the Amendment No. 3 Effective Date have been canceled and forgiven in full in consideration for the

     Carolina Opry Sale, the aggregate principal amount of which shall not be less than $6,700,000 on such date; and

           (ii) CGP shall receive OSE Shares having a Fair Market Value on the date of consummation of the Theaters Dispositions of not less than $1,000,000 and at least $750,000 in cash in consideration for the Theaters Dispositions (it being understood and agreed that such cash consideration will be used by CGP promptly following the receipt thereof to acquire additional OSE Shares); and

provided, further that, by its execution and delivery of this Amendment and Waiver, IFE agrees to cause CGP to sell all of the OSE Shares acquired by it as part of (or in connection with) the Theaters Dispositions for not less than the Fair Market Value thereof on or prior to the earlier of (i) the third Business Day following date on which the lien and security interest of OSE in such OSE Shares is released or terminated and (ii) June 15, 2000, and to apply the Net Cash Proceeds therefrom on the date of receipt thereof by CGP to reduce the Commitments in accordance with, and to the extent required under, Section 2.04(b)(iv) and to prepay the Advances outstanding at such time in accordance with, and to the extent required under, Section 2.05(b).

          (c) All of the Defaults and Events of Default under Section 7.01(c) of the Credit Agreement that have occurred and are continuing as a result of the pledge by Fox Kids of the 58,000 Cine-Group Shares owned thereby on the date of this Amendment and Waiver as security for the A Faire Loan are, on and as of the Amendment No. 3 Effective Date, hereby waived by the Lenders.


          SECTION 5.  Consent to Substitution of Independent Public Accountants.
                      ---------------------------------------------------------
The Lenders hereby consent, in accordance with the terms of Section 5.03(c) of the Credit Agreement and Section 7(i)(ii) of the Fox Kids Guarantee, to the appointment of Arthur Andersen LLP as the accountant of Holdings and its Subsidiaries and Fox Kids and its Subsidiaries in lieu of Ernst & Young LLP.


          SECTION 6.  Acknowledgments by Fox Management and Fox Properties.
                      ----------------------------------------------------
Each of Fox Management and Fox Properties, by its execution and delivery of this Amendment and Waiver, acknowledge and agree that, as of the Amendment No. 3 Effective Date, (a) it will have all of the Obligations (including, without limitation, all of the Obligations set forth in Article VI of the Credit Agreement) of a Borrower under and in respect of the Loan Documents to the same extent as each of the Existing Borrowers, (b) it will have all of the Obligations (including, without limitation, all of the Obligations set forth in the applicable Collateral Documents) of a Loan Party under and in respect of the Loan Documents to the same extent as each of the other Loan Parties and (c) each reference in the Loan Documents to a "Borrower" or a "Loan Party" shall also mean and be a reference to it.


          SECTION 7.  Conditions of Effectiveness to this Amendment and Waiver.
                      --------------------------------------------------------
This Amendment and Waiver shall become effective as of the first date (the "AMENDMENT NO. 3 EFFECTIVE DATE") on which, and only if, each of the following conditions precedent shall have been satisfied:

          (a) The Administrative Agent shall have received (i) counterparts of this Amendment and Waiver executed by the Existing Borrowers, Fox Management, Fox Properties, Fox Kids, Holdings and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and Waiver, and (ii) the

     Consent attached hereto executed by each of the Loan Parties (other than Holdings, Fox Kids and the Borrowers).

          (b) The Lenders shall be reasonably satisfied with the organizational and legal structure and capitalization of Fox Management and Fox Properties (collectively, the "ADDITIONAL BORROWERS"), including, without limitation, the terms and conditions of the Constitutive Documents of, and each class of Equity Interests in, each of the Additional Borrowers and of each agreement or instrument relating to such structure or capitalization. Neither Fox Management nor Fox Properties shall have any Subsidiaries or any Indebtedness or other liabilities (whether direct or indirect, matured or unmatured, fixed or contingent) immediately prior to their execution and delivery of the Loan Documents thereby other than de minimus liabilities incidental to the creation and incorporation thereof.

          (c) The Lenders shall be reasonably satisfied with the A Faire Loan Agreement, the A Faire Pledge Agreement, the Theaters Disposition Sale Agreement, the Theaters Disposition Pledge Agreement and all of the other agreements, instruments and other documents related to the Cine-Groupe Transactions, the Gilmore Transactions and the Fox Kids Charter Amendment (collectively, the "AMENDMENT NO. 3 TRANSACTION DOCUMENTS"); and all of the Amendment No. 3 Transaction Documents shall be in full force and effect in the form delivered to the Administrative Agent on or prior to the Amendment No. 3 Effective Date.

          (d) All of the Governmental Authorizations, and all of the consents, approvals and authorizations of, notices and filings to or with, and other actions by, any other Person necessary in connection with any aspect of the Amendment No. 3 Transactions, the Amendment No. 3 Transaction Documents or any of the other transactions contemplated thereby shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Lenders) and shall remain in full force and effect; all applicable waiting periods shall have expired without any action being taken by any competent authority; and no Requirement of Law shall be applicable in the reasonable judgment of the Lenders that restrains, prevents or imposes materially adverse conditions upon any aspect of the Amendment No. 3 Transactions, the Amendment No. 3 Transaction Documents or any of the other transactions contemplated thereby. Each aspect of the Amendment No. 3 Transactions shall have been consummated or shall be consummated on the Amendment No. 3 Effective Date in compliance with all applicable Requirements of Law.

          (e) The Administrative Agent shall have received on or before the Amendment No. 3 Effective Date the following, each dated such date (unless otherwise specified), in form and substance reasonably satisfactory to the Lenders (unless otherwise specified) and (unless otherwise specified) in sufficient copies for each of the Lenders:

               (i) The Revolving Credit Notes of each of Fox Management and Fox Properties, payable to the order of the Revolving Credit Lenders.

              (ii) Certified copies of the resolutions of each of the board of directors of Fox Properties and the members (or persons performing similar functions) of Fox Management approving each of the Loan Documents to which it is or is to be a party, the consummation of each aspect of the Properties/Management Transactions involving or affecting such Person and the other transactions contemplated by any of the foregoing, and of all documents evidencing necessary Governmental Authorizations, or other necessary consents, approvals, authorizations, notices, filings or actions, with respect to any of the Loan Documents to which it is or is to be a party, the consummation of any aspect of the Properties/Management Transactions involving or affecting such Person or any of the other transactions contemplated by any of the foregoing.

               (iii) Certified copies of the resolutions of the board of directors of Fox Kids approving each of the Amendment No. 3 Transaction Documents to which it is or is to be a party, the Fox Kids Charter Amendment and the consummation of each aspect of the Amendment No. 3 Transactions involving or affecting Fox Kids and the other transactions contemplated by any of the foregoing, and all documents evidencing necessary Governmental Authorizations, or other necessary consents, approvals, authorizations, notices, filings or actions, with respect to any of the Amendment No. 3 Transaction Documents to which it is or is to be a party, the Fox Kids Charter Amendment or the consummation any aspect of the Amendment No. 3 Transactions involving or affecting Fox Kids or any of the other transactions contemplated by any of the foregoing.

               (iv) Certified copies of the resolutions of the board of directors of CGP (A) approving each of the Amendment No. 3 Transaction Documents to which it is or is to be a party and the consummation of each aspect of the Amendment No. 3 Transactions involving or affecting CGP and the other transactions contemplated by any of the foregoing, and all documents evidencing necessary Governmental Authorizations, or other necessary consents, approvals, authorizations, notices, filings or actions, with respect to any of the Amendment No. 3 Transaction Documents to which it is or is to be a party or the consummation of any aspect of the Amendment No. 3 Transactions involving or affecting CGP or any of the other transactions contemplated by any of the foregoing and (B) determining in good faith that the consideration being received thereby in each of the Carolina Opry Sale and the Theaters Dispositions is at least equal to the Fair Market Value of the property and assets being sold, leased or otherwise disposed of in such transactions.

               (v) A copy of the certificate or articles of incorporation or the operating agreement (or similar Constitutive Document) of each of the Additional Borrowers, and each amendment thereto, certified (as of a date reasonably near the Amendment No. 3 Effective Date) as being a true and complete copy thereof by the Secretary of State of the State of Delaware.

               (vi) A copy of a certificate of the Secretary of State of the State of Delaware, dated reasonably near the Amendment No. 3 Effective Date, listing the certificate or articles of incorporation or the operating agreement (or similar Constitutive Document) of each of the Additional Borrowers and each amendment thereto on file in the office of such Secretary of State and certifying that (A) such amendments are the only amendments to the certificate or articles of incorporation or the operating agreement (or similar Constitutive Document) of such Additional Borrower on file in its office, (B) such Additional Borrower has paid all franchise taxes (or the equivalent thereof) to the date of such certificate and (C) such Additional Borrower is duly organized and is in good standing under the laws of the State of Delaware.

               (vii) A copy of the certificate of the Secretary of State (or the equivalent Governmental Authority) of each jurisdiction in which any of the Additional Borrowers is (or is required under Section 5.01(a) of the Credit Agreement to be) qualified or licensed as a foreign corporation or limited liability company, as the case may be, in each case dated reasonably near the Amendment No. 3 Effective Date and stating that such Additional Borrower is duly qualified and in good standing as a foreign corporation or limited liability company in such jurisdiction and has filed all annual reports required to be filed, and has paid all franchise taxes (or the equivalent thereof) required to be paid, in such jurisdiction to the date of such certificate.

               (viii) A certified copy of the amendment to the Corrected Restated Certificate of Incorporation of Fox Kids effecting the Fox Kids Charter Amendment, in the form to be filed with the Secretary of State of the State of Delaware;

                (ix) A certificate of Fox Kids, signed on behalf of Fox Kids by a Responsible Officer thereof, dated the Amendment No. 3 Effective Date (the statements made in which certificate shall be true on and as of the Amendment No. 3 Effective Date), certifying as to:

                     (A) the accuracy and completeness of each of the Amendment No. 3 Transaction Documents relating to the Cine-Groupe Transactions (copies of all of which shall be attached thereto);

                     (B) the absence of any amendments to the Corrected Restated Certificate of Incorporation of Fox Kids since May 7, 1998, or any steps taken by the board of directors or the shareholders of Fox Kids to effect or authorize any further amendment, supplement or other modification thereto other than the Fox Kids Charter Amendment;

                     (C) the accuracy in all material respects of the representations and warranties made by Fox Kids in the Loan Documents and the Amendment No. 3 Transaction Documents to which Fox Kids is or is to be a party as though made on and as of the Amendment No. 3 Effective Date, before and after giving effect to this Amendment and Waiver and the Amendment No. 3 Transactions; and

                    (D) the absence of any event occurring and continuing, or
               resulting from this Amendment and Waiver or any of the Amendment No. 3 Transactions, that would constitute a Default, other than the Defaults that are or are to be expressly waived by the Lenders pursuant to Section 4.

               (x) A certificate of GAC, signed on behalf of GAC by a Responsible Officer thereof, dated the Amendment No. 3 Effective Date (the statements made in which certificate shall be true on and as of the Amendment No. 3 Effective Date), certifying as to:

                   (A) the satisfaction of each of the conditions precedent to the Carolina Opry Sale and each of the Theaters Dispositions set forth in Section 5.02(d)(vii) of the Credit Agreement and not expressly waived by the Lenders under Section 4;

                  (B) the absence of any amendments to the certificate or articles of incorporation of GAC since October 28, 1997 or any steps taken by the board of directors or the shareholders of GAC to effect or authorize any further amendment, supplement or other modification thereto;

                  (C) the accuracy and completeness of the bylaws of GAC as in effect on the Amendment No. 3 Effective Date (a copy of which, if different from the bylaws previously delivered to the Lenders, shall be attached to such certificate);

                  (D) the legal and beneficial ownership by GAC of all of the Collateral in which GAC is purported to have granted a lien and security interest to the Administrative Agent, on behalf of the Secured Parties, under the Collateral Documents, free and clear of all Liens, except for the liens and security interests created under the Loan Documents;

                  (E) the accuracy in all material respects of the representations and warranties made by GAC in the Loan Documents and the Amendment No. 3 Transaction Documents to which it is or is to be a party as though made on and as of the Amendment No. 3 Effective Date, before and after giving effect to this Amendment and Waiver and the Amendment No. 3 Transactions; and

                  (F) the absence of any event occurring and continuing, or resulting from this Amendment and Waiver or any of the Amendment No. 3 Transactions, that would constitute a Default, other than the Defaults that are or are to be expressly waived by the Lenders pursuant to
        Section 4.

        (xi) A certificate of each of the Additional Borrowers, signed on behalf of such Additional Borrower by a Responsible Officer thereof, dated the Amendment No. 3 Effective Date (the statements made in which certificate shall be true on and as of the Amendment No. 3 Effective Date), certifying as to:
                (A) the absence of any amendments to the certificate or articles of incorporation or the operating agreement (or similar Constitutive Document) of such Additional Borrower since the date of the Secretary of State's certificate delivered pursuant to clause (vi) of this Section 7 or any steps taken by the board of directors or the shareholders or the members (or the persons performing similar functions) of such Additional Borrower to effect or authorize any further amendment, supplement or other modification thereto;

                (B) the accuracy and completeness of the bylaws (or the equivalent Constitutive Documents, if any) of such Additional Borrower as in effect on the date on which the resolutions of the board of directors or the members (or the persons performing similar functions) of such Additional Borrower referred to in clause (ii) of this Section 7 were adopted and on the Amendment No. 3 Effective Date (a copy of which shall be attached to such certificate);

                 (C) the due organization and good standing of such Additional Borrower as a corporation or limited liability company, as the case may be, organized under the laws of the State of Delaware, and the absence of any proceeding (either pending or contemplated) for the dissolution, liquidation or other termination of the existence of such Additional Borrower;

                 (D) the legal and beneficial ownership by such Additional Borrower of all of the Collateral in which such Additional Borrower is purported to have granted a lien and security interest to the Administrative Agent, on behalf of the Secured Parties, under the Collateral Documents, free and clear of all Liens, except for the liens and security interests created under the Loan Documents;

                 (E) the accuracy in all material respects of the representations and warranties made by such Additional Borrower in the Loan Documents and the Amendment No. 3 Transaction Documents to which it is or is to be a party as though made on and as of the Amendment No. 3 Effective Date, before and after giving effect to this Amendment and Waiver and the Amendment No. 3 Transactions; and

                 (F) the absence of any event occurring and continuing, or resulting from this Amendment and Waiver or any of the Amendment No. 3 Transactions, that would constitute a Default, other than the Defaults that are or are to be expressly waived by the Lenders pursuant to
        Section 4.

        (xii) A certificate of the Secretary or an Assistant Secretary of each of the Additional Borrowers certifying the names and true signatures of the officers of such Additional Borrower authorized to sign each of the Loan Documents to which it is or is to be a party and the other agreements, instruments and documents to be delivered hereunder and thereunder.

        (xiii) A certificate of CGP, signed on behalf of CGP by a Responsible Officer thereof, dated the Amendment No. 3 Effective Date (the statements made in which certificate shall be true on and as of the Amendment No. 3 Effective Date), certifying as to (i) the accuracy and completeness of each of the Amendment No. 3 Transaction Documents relating to the Gilmore Transactions (copies of all of which shall be attached thereto) and (ii) the satisfaction of each of the conditions precedent to the Carolina Opry Sale and each of the Theaters Dispositions set forth in Section 5.02(d)(vii) of the Credit Agreement and not expressly waived by the Lenders under Section 4.

         (xiv) Certificates representing the Pledged Interests comprised of all of the Equity Interests in the Additional Borrowers and all of the OSE Shares received by CGP as part of (or in connection with) the Theaters Dispositions and not pledged to OSE as collateral for the indemnification obligations of CGP set forth in Section 9.1 of the Theaters Disposition Sale Agreement in accordance with Section 5.02(a)(ii)(O) of the Credit Agreement, as amended hereby, in each case accompanied by undated stock powers or other appropriate powers duly executed in blank, and instruments evidencing Pledged Indebtedness, if any, comprised of intercompany Indebtedness of any of the Additional Borrowers owing to any of the other Loan Parties, together with:

                    (A) proper amendments to existing financing statements (Form UCC-3 or a comparable form) under the Uniform Commercial Code of all jurisdictions that may be necessary or that the Administrative Agent may reasonably deem desirable in order to perfect and protect the liens and security interests created or purported to be created by the Pledge and Assignment Agreement, covering such Pledged Interests and Pledged Indebtedness, in each case completed in a manner satisfactory to the Administrative Agent; and

                    (B) evidence that all of the other actions (including, without limitation, the completion of all of the other recordings and filing of or with respect to the Pledge and Assignment Agreement) that may be necessary or that the Administrative Agent may reasonably deem desirable in order to perfect and protect the liens and security interests created under the Pledge and Assignment Agreement have been taken or will be taken in accordance with the terms of the Loan Documents.

               (xv) One or more pledge agreement supplements, in substantially the form of Exhibit B to the Pledge and Assignment Agreement (collectively, the "PLEDGE AGREEMENT SUPPLEMENTS"), duly executed by each of the Additional Borrowers, together with:

                    (A) certificates representing the Pledged Interests referred to therein, if any, accompanied by undated stock powers or other appropriate powers, duly executed in blank;

                    (B) instruments evidencing the Pledged Indebtedness referred to therein, if any, duly endorsed in blank;

                    (C) proper financing statements (Form UCC-1 or a comparable form) under the Uniform Commercial Code of all jurisdictions that may be necessary or that the Administrative Agent may reasonably deem desirable in order to perfect and protect the liens and security interests created or purported to be created under the Pledge Agreement Supplements and the Pledge and Assignment Agreement, covering the Collateral of the Additional Borrowers described therein, in each case completed in a manner satisfactory to the Administrative Agent and duly executed by the applicable Additional Borrower;

                    (D) the Cash Collateral Account Letter of each of Fox Management and Fox Properties, duly executed by such Person and Citibank; and

                    (E) evidence that all of the other actions (including,
               without limitation, the completion of all of the other recordings and filings of or with respect to the Pledge Agreement Supplements and the Pledge and Assignment Agreement) that may be necessary or that the Administrative Agent may reasonably deem desirable in order to perfect and protect the liens and security interests created under the

               Pledge Agreement Supplements and the Pledge and Assignment Agreement have been taken or will be taken in accordance with the terms of the Loan Documents.

               (xvi) A favorable opinion of Troop Meisinger Steuber & Pasich, LLP, special counsel for the Loan Parties, in form and substance satisfactory to the Lenders.

               (xvii) A favorable opinion of Squadron, Ellenoff, Plesent & Sheinfeld, LLP, New York counsel for the Loan Parties, in form and substance satisfactory to the Lenders.

          (f) The representations and warranties contained in each of the Loan Documents shall be correct in all material respects on and as of the date first above written and the Amendment No. 3 Effective Date, before and after giving effect to this Amendment and Waiver and the Amendment No. 3 Transactions, as though made on and as of such date (other than any such representation and warranty that, by its terms, refers to a specific date other than such date, in which case as of such specific date). No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment and Waiver or any of the Amendment No. 3 Transactions, that constitutes a Default, other than the Defaults that are or are to be expressly waived by the Lenders pursuant to Section 4.

The effectiveness of this Amendment and Waiver is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment and Waiver is subject to the provisions of Section 9.01 of the Credit Agreement.

          SECTION 8.  Reference to and Effect on the Loan Documents.  (a)  On
                      ---------------------------------------------
and after the Amendment No. 3 Effective Date, (i) each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by this Amendment and Waiver, (ii) each reference in the Fox Kids Guarantee to "this Guarantee", "hereunder", "hereof" or words of like import referring to the Fox Kids Guarantee, and each reference in each of the other Loan Documents to "the Fox Kids Guarantee", "hereunder", "hereof" or words of like import referring to the Fox Kids Guarantee, shall mean and be a reference to the Fox Kids Guarantee, as amended and otherwise modified by this Amendment and Waiver, and (iii) each reference in the Pledge and Assignment Agreement to "this Agreement" , "hereunder", "hereof" or words of like import referring to the Pledge and Assignment Agreement, and each reference in each of the other Loan Documents to "the Pledge and Assignment Agreement", "hereunder", "hereof" or words of like import referring to the Pledge and Assignment Agreement, shall mean and be a reference to the Pledge and Assignment Agreement, as amended and otherwise modified by this Amendment and Waiver.

          (b) The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the amendments and waivers specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, each of the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended and otherwise modified in accordance with this Amendment and Waiver.

          (c) The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Secured Parties or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          (d) Upon the occurrence of the Amendment No. 3 Effective Date, each of the Loan Parties and each of the Lenders hereby authorize the Administrative Agent to supplement and revise each of the Schedules to the Pledge and Assignment Agreement, as appropriate, to reflect the supplements to such Schedules attached to the Pledge Agreement Supplements.

          SECTION 9.  Costs and  Expenses.  Each of the Borrowers hereby
                      -------------------
severally agrees to pay, upon demand, all of the reasonably and properly documented costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and Waiver and all of the instruments, agreements and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 9.05 of the Credit Agreement.

          SECTION 10.  Execution in Counterparts.  This Amendment and Waiver may
                       -------------------------
be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

          SECTION 11.  Governing Law.  This Amendment and Waiver shall be
                       -------------
governed by, and construed in accordance with, the laws of the State of New
York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                                    THE LOAN PARTIES

                                    FCN HOLDING, INC.


                                    By /s/ Mel Woods
                                       ---------------------
                                        Name:
                                        Title:

                                    INTERNATIONAL FAMILY
                                    ENTERTAINMENT, INC.



                                    By /s/ Mel Woods
                                       -------------------
                                        Name:
                                        Title:

                                    SABAN ENTERTAINMENT, INC.


                                    By /s/ Mel Woods
                                      --------------
                                         Name:
                                         Title:


                                    FOX FAMILY MANAGEMENT LLC


                                    /s/ Maureen Smith
                                    -----------------
                                    Name:  Maureen Smith
                                    Title: Manager


                                    FOX FAMILY PROPERTIES, INC.


                                    By /s/ Mel Woods
                                      --------------------
                                        Name:
                                        Title:


                                    FOX FAMILY WORLDWIDE, INC.


                                    By   /s/ Mel Woods
                                       ---------------
                                        Name:
                                        Title:

                                    FOX KIDS HOLDINGS, LLC



                                    By:  Fox Family Worldwide, Inc.
                                         as its Managing Member


                                    By /s/ Mel Woods
                                       -------------
                                        Name:
                                        Title:


                                    THE AGENTS AND THE LENDERS


                                    CITICORP USA, INC., as Agent and as Lender


                                    By  /s/ Judith Fishlow Minter
                                        -------------------------
                                        Name: Judith Fishlow Minter
                                        Title: Attorney-in-Fact


                                    CITICORP SECURITIES, INC., as Agent


                                    By /s/ Judith Fishlow Minter
                                       -------------------------
                                       Name: Judith Fishlow Minter
                                       Title: Attorney-in-Fact

                                    BANKBOSTON, N.A., as Agent and as Lender

                                    By /s/ David B. Herter
                                       ---------------------
                                       Name: David B. Herter
                                       Title: Managing Director

                                    THE CHASE MANHATTAN BANK, as Lender

                                    By /s/ John P. Haltmaier
                                       ---------------------
                                       Name: John P. Haltmaier
                                       Title: Vice President

                                    CHASE SECURITIES, INC., as Agent



                                    By /s/ Joan M. Fitzgibbon
                                       ----------------------
                                       Name: Joan M. Fitzgibbon
                                       Title: Managing Director


                                    BANK OF AMERICA NT & SA, as Lender


                                    By /s/ Carl F. Salas
                                       ----------------------
                                       Name: Carl F. Salas
                                       Title: Vice President


                                    THE BANK OF NOVA SCOTIA, as Lender



                                    By /s/ Vincent J. Fitzgerald, Jr.
                                       ---------------------------------
                                       Name: Vincent J. Fitzgerald, Jr.
                                       Title: Authorized Signatory


                                    FLEET BANK, N.A., as Lender



                                    By /s/ Tanya M. Crossley
                                       -------------------------
                                       Name: Tanya M. Crossley
                                       Title: Vice President



                                    THE INDUSTRIAL BANK OF JAPAN
                                    LIMITED, LOS ANGELES AGENCY, as Lender



                                    By /s/ Vicente L. Timiraos
                                       -----------------------
                                       Name: Vicente L. Timiraos
                                       Title: SVP & SDGM

                                    NationsBank, N.A. as successor by merger to NATIONSBANK OF TEXAS, N.A., as Lender


                                    By  /s/ Pamela S. Kurtzman
                                        ------------------------------
                                        Name: Pamela S. Kurtzman
                                        Title:  Vice President


                                    TORONTO-DOMINION (TEXAS), INC., as Lender


                                    By  /s/ Jeffery R. Lents
                                        ------------------------------
                                        Name: Jeffery R. Lents
                                        Title: Vice President


                                    SOCIETE GENERALE, NEW YORK BRANCH, as Lender


                                    By  /s/ Elaine Khalil
                                        ------------------------------
                                        Name: Elaine Khalil
                                        Title: Vice President

                                    THE BANK OF NEW YORK, as Lender


                                    By  /s/ Stephen M. Nettler
                                        ------------------------------
                                        Name: Stephen M. Nettler
                                        Title: Assistant Vice President


                                    BANQUE NATIONALE DE PARIS, as Lender



                                    By  /s/ Lynn Hillman
                                        ------------------------------
                                        Name: Lynn Hillman
                                        Title: Assistant Treasurer

                                    By  /s/ Nuala Marley
                                        ------------------------------
                                        Name: Nuala Marley
                                        Title: Vice President

                                    THE MITSUBISHI TRUST AND BANKING
                                    CORPORATION, LOS ANGELES AGENCY,
                                    as Lender


                                    By    /s/ Yasushi Satomi
                                      ------------------------------
                                      Name:  Yasushi Satomi
                                      Title: Senior Vice President



                                    THE SUMITOMO BANK, LIMITED, as
                                    Lender



                                    By______________________________
                                      Name:
                                      Title:



                                    CRESTAR BANK, as Lender



                                    By    /s/ J. Eric Millhorn
                                      ------------------------------
                                      Name:  J. Eric Millhorn
                                      Title: Vice President



                                      THE DAI-ICHI KANGYO BANK, LIMITED,
                                      as Lender



                                    By   /s/ Nancy Stengel
                                      ------------------------------
                                      Name:  Nancy Stengel
                                      Title: AVP

                                    THE FUJI BANK, LIMITED, LOS ANGELES
                                    AGENCY, as Lender



                                    By /s/ Masahito Fukuda
                                      ------------------------------
                                      Name:  Masahito Fukuda
                                      Title: Joint General Manager



                                    LONG TERM CREDIT BANK OF
                                    JAPAN, as Lender



                                    By /s/ Noboru Akahane
                                      ------------------------------
                                      Name:  Noboru Akahane
                                      Title: Deputy General Manager



                                    FIRST HAWAIIAN BANK, as Lender



                                    By    /s/ Donald C. Young
                                      -------------------------------
                                      Name:  Donald C. Young
                                      Title: Vice President

                                    CONSENT


          Reference is made to Amendment and Waiver No. 3 dated as of June 29, 1998 (the "AMENDMENT AND WAIVER"; capitalized terms not otherwise defined herein being used herein as defined in the Amendment and Waiver and in the Credit Agreement referred to therein) to (a) the Amended and Restated Credit Agreement among FCN Holding, Inc., International Family Entertainment, Inc. and Saban Entertainment, Inc., as Existing Borrowers, Fox Kids Holdings, LLC, as Guarantor, Fox Kids Worldwide, Inc., as Guarantor, the Lenders party thereto, Citicorp USA, Inc., as Administrative Agent for the Lenders and the other Secured Parties referred to therein, and Citicorp Securities, Inc., Chase Securities, Inc. and BankBoston, N.A., as Co-Arrangers for the Facilities referred to therein, (b) the Fox Kids Guarantee dated as of October 28, 1997 (as amended by Letter Amendment No. 2 dated as of April 16, 1998, the "FOX KIDS GUARANTEE") made by Fox Family Worldwide, Inc. (formerly known as Fox Kids Worldwide, Inc.), a Delaware corporation and the owner of all of the member interests in Holdings ("FOX KIDS"), in favor of the Secured Parties referred to therein and (c) the other Loan Documents referred to therein.

          Each of the undersigned, in its capacity as (a) a Guarantor under the Second Amended and Restated Subsidiaries Guarantee dated October 28, 1997 (the "SUBSIDIARIES GUARANTEE") in favor of the Secured Parties referred to therein and a Pledgor under the Pledge and Assignment Agreement and/or (b) a Pledgor under the Pledge and Assignment Agreement and/or under one or more of (i) the Amended and Restated Memorandum of Deposit of Shares of Equity Interests dated October 28, 1997 (the "U.K./SABAN U.K. PLEDGE AGREEMENT") between Saban and the Administrative Agent, (ii) the Amended and Restated Memorandum of Deposit of Shares of Equity Interests dated October 28, 1997 (the "U.K./FKE PLEDGE AGREEMENT"), among FKE Holdings, Fox Kids Network and the Administrative Agent,
(iii) the Deeds of Pledge dated September 4, 1997 and June 24, 1998 (collectively, the "NETHERLANDS PLEDGE AGREEMENT"), among FKE Holdings, T.V.10 and the Administrative Agent, (iv) the Amended and Restated Pledge Agreement of Shares dated September 4, 1997 (the "NETHERLANDS ANTILLES PLEDGE AGREEMENT"), among Saban, Saban International, N.V. and the Administrative Agent, (v) the Pledge Agreement dated September 4, 1997 (the "GERMAN PLEDGE AGREEMENT") among Saban and the Administrative Agent, (vi) the Deed of Pledge of Shares dated September 4, 1997 (the "FRENCH/FOX KIDS SARL PLEDGE AGREEMENT"), among FKE Holdings, Fox Kids Network, Fox Kids France SARL and the Administrative Agent, and (vii) the Deed of Pledge of Shares dated September 4, 1997 (together with the U.K./Saban U.K. Pledge Agreement, the U.K./FKE Pledge Agreement, the Netherlands Pledge Agreement, the Netherlands Antilles Pledge Agreement, the German Pledge Agreement and the French/Fox Kids SARL Pledge Agreement, the "FOREIGN SUBSIDIARY PLEDGE AGREEMENTS"), among Saban, Saban International Paris SARL and the Administrative Agent, hereby consents to the execution, delivery and performance of the Amendment and Waiver and agrees that:

          (A) each of the Subsidiaries Guarantee, the Pledge and Assignment Agreement and the Foreign Subsidiary Pledge Agreements to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed, except that, on and after the Amendment No. 3 Effective Date, (1) each reference to the "Credit Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment and Waiver, (2) each reference to "the Fox Kids Guarantee", "thereunder", "thereof", "therein" or words of like import referring to the Fox Kids Guarantee shall mean and be a reference to the Fox Kids Guarantee, as amended and otherwise modified by the Amendment and Waiver, and (3) each reference in the Pledge and Assignment Agreement to "this Agreement" , "hereunder", "hereof" or words of like import referring to the Pledge and Assignment Agreement, and each reference in each of the other Loan Documents to "the Pledge and Assignment Agreement", "hereunder", "hereof" or words of like import referring to the Pledge and Assignment Agreement, shall mean and be a reference to the Pledge and Assignment Agreement, as amended and otherwise modified by this Amendment and Waiver; and

          (B) the Pledge and Assignment Agreement and the Foreign Subsidiary Pledge Agreements to which it is a party and all of the Collateral of such Person described therein do, and shall continue to, secure the payment of all of the Secured Obligations.

          This Consent shall be governed by, and construed in accordance with, the laws of the State of New York, excluding (to the fullest extent a New York court would permit) any rule of law that would cause application of the laws of any jurisdiction other than the State of New York.

          Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.



                                    ANGEL GROVE PRODUCTIONS, INC.


                                    By  /s/ Mel Woods
                                      ------------------------------
                                      Name:
                                      Title:



                                    BUGBOY PRODUCTIONS, INC.


                                    By  /s/ Mel Woods
                                      ------------------------------
                                      Name:
                                      Title:


                                    CYBERPROD, INC.



                                    By /s/ Mel Woods
                                      ------------------------------
                                      Name:
                                      Title:

                                    FOX KIDS EUROPE HOLDINGS, INC.



                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:


                                    ERIK PRODUCTIONS



                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:


                                    FOX KIDS (LATIN AMERICA), INC.


                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:


                                    FOX KIDS EUROPE LIMITED


                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:


                                    FOX KIDS WORLDWIDE, L.L.C.

                                    By:  Fox Kids Holdings, LLC,
                                         as Managing Member

                                         By:  Fox Family Worldwide, Inc.,
                                              as Managing Member


                                    By  /s/ Mel Woods
                                      ------------------------------
                                      Name:
                                      Title:

                                    IAN PRODUCTIONS, INC.


                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:


                                    INTERPROD, INC.


                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:


                                    KIDS ROCK, INC.


                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:


                                    LAUREL WAY PRODUCTIONS, INC.


                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:

                                    MMPR PRODUCTIONS, INC.


                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:


                                    FOX KIDS NETWORKS-EUROPE, INC.


                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:


                                    POCKET PRODUCTIONS, INC.


                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:


                                    SABAN DOMESTIC SERVICES, INC.


                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:


                                    SABAN FOODS, INC.


                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:


                                    SABAN INTERNATIONAL SERVICES, INC.


                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:

                                    SABAN MERCHANDISING, INC.



                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:


                                    SABAN/SCHERICK PRODUCTIONS, INC.



                                    By  /s/ Mel Woods
                                      ------------------------------
                                      Name:
                                      Title:


                                    SANDSCAPE, INC.



                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:


                                    TEEN DREAM PRODUCTIONS, INC.



                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:


                                    MELVILLE PRODUCTIONS, INC.



                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:

                                    FCNH SUB, INC.



                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:


                                     FOX CHILDREN'S PRODUCTIONS, INC.



                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:


                                    FOX CHILDREN'S NETWORK, INC.



                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:


                                    STORYMAKERS, INC.



                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:


                                    FOX KID'S MUSIC, INC.



                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:

                                    FOX CHILDREN'S MUSIC, INC.



                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:


                                    APOLLO PRODUCTIONS, INC.



                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:


                                    BLANKET SHOW PRODUCTIONS, INC.



                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:


                                    CAPE PRODUCTIONS, INC.



                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:


                                    COMPANY SIX, LTD.



                                    By  /s/ Mel Woods
                                      -------------------------------
                                      Name:
                                      Title:

                                    DITCHDIGGERS PRODUCTIONS, INC.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:



                                    EARTH PRODUCTIONS, INC.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:



                                    FAMILY CHALLENGE PRODUCTIONS, INC.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:




                                    FAMILY CHANNEL PICTURES, INC.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:



                                    FAMILY DEVELOPMENT CORP.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:

                                    FAMILY GAME SHOWS, INC.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:



                                    GAME TV, INC.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:



                                    GILMORE ACQUISITION CORP.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:


                                    GOOD NEWS PRODUCTIONS, INC.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:



                                    HOME PRODUCTIONS, INC.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:

                                    IFE CHINA, INC.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:




                                    IFE DIRECT MARKETING, INC.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:




                                    IFE JAKE ACQUISITION CORP.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:




                                    IFE LATIN AMERICA, INC.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:



                                    KIPPER PRODUCTIONS, INC.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:

                                    LYNNHAVEN ACQUISITION CORP.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:



                                    MELODY TO MELODY, INC.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:



                                    MIMSEY MUSIC, INC.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:



                                    MOBILINK PARTNERS, INC.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:



                                    MTM ACQUISITION COMPANY, INC.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:

                                    MTM CONSUMER PRODUCTS, INC.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:



                                    MTM ENTERPRISES, INC.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:



                                    MTM ENTERTAINMENT, INC.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:


                                    MTM HOLDING COMPANY, INC.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:



                                    MTM MUSIC, INC.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:

                                    MUSIC TO MUSIC, INC.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:



                                    PRETENDER PRODUCTIONS, INC.



                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:



                                    QUEENS PRODUCTIONS, INC.



                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:



                                    SPARKS PRODUCTIONS, INC.



                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:



                                    TREASURE PRODUCTIONS, INC.



                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:

                                    UNITED STATES FAMILY
                                    ENTERTAINMENT, INC.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:



                                    RED CHECK, INC.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:



                                    PLAZA PICTURES, INC.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:



                                    PAPER GARDENS, INC.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:



                                    WEBSTER PARK, INC.


                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title:

                                    APRIL PARK, INC.



                                    By    /s/ Mel Woods
                                       ----------------------------
                                       Name:
                                       Title: